UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2007

Tweeter Home Entertainment Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24091	04-3417513
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Pequot Way, Canton, Massachusetts		02021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(781) 830-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 10, 2007, the registrant announced its earnings results for the three and six months ended March 31, 2007. A copy of the press release issued by the registrant regarding the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on May 3, 2007 John Mahoney resigned as a member of the board of directors of the registrant. Mr. Mahoney was an "independent" director under NASDAQ’s Marketplace Rules and was a member of the registrant's audit committee.

On May 9, 2007, the registrant received a letter from NASDAQ’s Listing Qualifications Department stating that, due to Mr. Mahoney’s resignation, the registrant no longer complies with NASDAQ’s independent director and audit committee requirements set forth in Marketplace Rule 4350. The letter also indicated, however, that consistent with Marketplace Rules 4350(c)(1) and 4350(d)(4), NASDAQ would provide the registrant with a cure period in order to regain compliance, until the earlier of the registrant's next annual meeting of shareholders or May 2, 2008.

The registrant has initiated a search to find a suitable replacement for Mr. Mahoney, and expects that the vacancy on the board of directors and the audit committee caused by Mr. Mahoney’s resignation will be filled prior to the end of the cure period provided by NASDAQ. A copy of the press release issued by the registrant regarding the foregoing is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release dated May 10, 2007 announcing earnings results for the three and six months ended March 31, 2007.

99.2 Press release dated May 11, 2007 announcing receipt of deficiency notice from NASDAQ due to resignation of John Mahoney.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tweeter Home Entertainment Group, Inc.

May 11, 2007	By:	/s/ Gregory W. Hunt

Name: Gregory W. Hunt
Title: Senior Vice President/Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 10, 2007 announcing earnings results for the three and six months ended March 31, 2007.
99.2	Press release dated May 11, 2007 announcing receipt of deficiency notice from NASDAQ due to resignation of John Mahoney.